UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2018

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2018, the Board of Directors of Omnicell, Inc. (the “Company”) designated Joseph B. Spears, the Company’s current Chief Accounting Officer and Vice President, Corporate Finance, as principal accounting officer for purposes of the Company’s filings with the U.S. Securities and Exchange Commission.

Mr. Spears, age 58, joined the Company in May 2012 as Vice President, Corporate Finance. In April 2014, Mr. Spears was named Vice President, Corporate Finance and Corporate Controller. In October 2017, Mr. Spears was named Chief Accounting Officer and Vice President, Corporate Finance. Prior to joining the Company, Mr. Spears held various leadership positions in accounting and finance, including at eBay, Inc. from 2004 to 2012 as Sr. Director, Corporate Accounting. Prior to eBay, Inc., Mr. Spears held financial and accounting leadership roles at Procket Networks, Inc., Bay Networks, Inc., Nortel Networks Corporation and International Business Machines Corporation.

In connection with his designation as the Company’s principal accounting officer, Mr. Spears is eligible for certain additional severance benefits set forth in the Company’s Amended and Restated Severance Benefits Plan, and indemnity protection under an indemnity agreement. No adjustments were otherwise made to Mr. Spears’ compensation arrangements in connection with his designation as the Company’s principal accounting officer.

There are no arrangements or understandings between Mr. Spears and any other persons pursuant to which he was designated as the Company’s principal accounting officer. There are no family relationships between Mr. Spears and any director or executive officer of the Company, and Mr. Spears has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: February 2, 2018	By:	/s/ Peter Kuipers
Peter Kuipers
Executive Vice President and Chief Financial Officer

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